UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2009

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GENERAL METALS CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware

(State or other jurisdiction of incorporation)

000-24189

(Commission File Number)

65-0488983

(IRS Employer Identification No.)

615 Sierra Rose Drive, Reno NV 89511

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (775) 621-5400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 17, 2009, David J. Salari resigned as chief operating officer of our company. Mr. Salari remains as an independent director of our company.

Our board of directors consist of Stephen Parent, Daniel Forbush, Larry Max Biglar and David J. Salari.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL METALS CORPORATION

/s/ STEPHEN PARENT
Stephen Parent
President and Chief Executive Officer

Date: March 17, 2009